EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed certain due diligence services (“Review”) as described below on behalf of their client mello Credit Strategies LLC. The review population included a total of 420 “Scratch and Dent” mortgage loans in connection with the securitization identified as MELLO 2026-SD1. The Review was conducted from January 2024 through August 2026 on mortgage loans originated between March 2015 through June 2026.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), Fitch Ratings, Inc.

Consolidated Analytics conducted the following due diligence reviews: (1) Credit, Compliance, Valuations, Data Integrity, Payment History reviews were performed on all loans within the population. The Payment History reviews included an approximate 24-month look back period utilizing a cut-off date as of July 31st, 2026, or as of the respective first payment date for loans seasoned less than 24 months seasoned.

Consolidated Analytics ordered Tax and Title reports on 349 Mortgage Loans to confirm the subject lien position, to identify other outstanding liens, and if applicable, the position of those liens, and confirm the payment status of taxes.

Consolidated Analytics did not perform an independent review of the Tax and Title Reports.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

(a)
Credit Documentation: A review of the documentation underlying the credit decision was performed to determine sufficiency for consideration in the Credit Review. The Credit Documentation review consisted of the following:

o	Loan Application: Complete loan application is present in the loan file for all borrowers/guarantors;

o	Credit Report: Credit Report in file for all borrowers and meets guideline seasoning requirements and contains clearance by The Office of Foreign Assets Control;

o
Income Documentation / Lease Agreements: Confirmation of the presence of income documentation in the loan file when required by lender or Client specified underwriting guidelines. For rental properties where existing leases are required to be verified, verify their presence and sufficiency for purpose based on underwriting guideline standards;

o	Asset Documentation: Confirmation of the presence of asset documentation requirements related to the loan type and guideline requirements for verification of closing funds and reserves;

o	Borrower/Guarantor Identification: Verify that the file contains a copy of a government issued identification verification for each borrower (i.e. driver’s license, state identification, passport);

o	Insurance Certificate: Verify that the loan file contains a copy of the hazard insurance certificate for the subject property and that flood insurance is also documented when required;

o	Property Valuation: Confirm the presence of a complete appraisal report and supporting secondary independent estimate of value;

(b)
Legal Documentation: A review of the documentation required to secure the lender’s interest in the loan and the borrower(s)’ obligations thereunder was conducted with the purpose of validating their presence in the mortgage loan file and sufficiency of execution:

o
Note/Loan Agreement/Security Instrument/Extension: Verification of the presence of the note, loan agreement or security instrument as applicable and that the agreement is properly executed by all parties. Confirm that all applicable allonges or addenda to the note are evidenced in the loan file and duly executed by all responsible parties. If the subject loan has reached or is nearing maturity confirm that an extension agreement is present and duly executed by all required parties;

o
Mortgage/Deed of Trust/Assignment of Rents: Verify that a mortgage or deed of trust is in file and is duly executed and notarized and that it contains all applicable riders including an assignment of rents;

o
Power of Attorney (“POA”): If closing docs are executed by a POA confirm that the POA complies with all applicable underwriting and legal requirements including those for timing, form, authority and execution;

o
Personal Guaranty: Verify that the requisite individual ownership percentage of a commercial entity borrower as stipulated within Client or lender underwriting guidelines has provided a personal guaranty for the loan;

o
Affidavit of Commercial Purpose/Occupancy Certification: As applicable, verify that each file contains a borrower statement verifying that the loan is for commercial purpose and that the subject property will not be owner occupied;

o	Title Policy: Confirmation that the file contains evidence of title insurance and that the title is free from material defects that could affect lien position;

o	Deed for Conveyance of Title: Confirm that the applicable Grant or Warranty Deed is evidenced in the loan file and properly conveys interest in the subject property;

o	Purchase Contract: If applicable, confirm the presence of a valid and executed Purchase and Sale Agreement along with any counter offers and modified terms of sale;

o	Settlement Statement: As applicable based on loan type and origination date, confirm the presence of a final settlement statement in the mortgage loan file.

(c)	Guidelines: The underwriting guidelines, as specified by Client, served as the criteria under which each loan qualification review took place. Qualification criteria included:

o	Borrower/Guarantor Eligibility: Review each borrower to ensure that they meet eligibility requirements of underwriting guidelines;

o	Assets: Validate that the mortgage loan file contains adequately qualified verification of assets to meet underwriting standards. Validate funds required to close, required reserves

o	Income: Validate borrower(s) monthly gross income

o	Employment Status: Review file documentation for required level of employment

o	Debt to Income Ratio and Residual Income: Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

o	Credit History: Review the borrower credit reports and any supplemental credit history documentation to verify whether the borrower met guideline requirements;

o
Credit Scores: Review each borrower/guarantor credit report to validate that the credit score used in qualification is accurate and whether it meets minimum loan qualification and underwriting standards as specified in the underwriting guidelines;

o
Occupancy: Confirm that the disclosed occupancy of the subject property is accurate and compliant with guideline requirements. If applicable, confirm that the borrower executed a commercial/business purpose affidavit and that no other documentation present in the loan suggests the subject property may be utilized for non-business purposes;

o
Loan-to-Value Ratios: Recalculate the Loan-to-Value Ratio utilizing the Purchase Contract, Property Valuations and/or Loan Agreements to determine whether initial, as-is and as-repaired “LTV” and “CLTV” meet loan qualification and underwriting guideline standards based on the calculation methods set forth in underwriting guidelines;

o
Insurance: Confirm the adequacy of hazard insurance coverage and that premiums are included in PITI calculations. If required based on flood zone, confirm the presence and adequacy of flood insurance coverage and that premiums are included in PITI calculations;

o	Compensating Factors: Review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guideline exceptions;

o
Letters of Explanation: Confirm the presence of Letters of Explanation (“LOX”) where required per underwriting guidelines and that each such LOX adequately addresses the eligibility scenario under question;

o	Exception Approvals: Confirm that any exceptions to underwriting guidelines and/or investor guideline overlays were fully documented, properly approved, and supported;

o
Misrepresentation / Fraud Review: Validate that an independent third-party fraud report was obtained for each guarantor when required by underwriting guidelines and that red flags on third party fraud reports have been reviewed.

Ability to Repay

Loans with application dates after January 10, 2014, are subject to the Qualified Mortgage (“QM”) rule and the Ability to Repay (“ATR”) rule under Regulation Z – the Truth in Lending Act.  For these Loans, Consolidated Analytics will (a) verify the originator/aggregator provided QM designation, and (b) review the Loan for the eight (8) Key Underwriting Factors below that are required pursuant to the ATR rule.

Consolidated Analytics reviewed applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation of QM, Non-QM, or exempt from ATR.

o
Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, excluding investment properties, as set forth below:

◾	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c)) as evaluated based on the applicable investor guidelines.
◾	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
◾
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

◾	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).
o
With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, Consolidated Analytics reviewed the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

o
If a mortgage loan was designated as QM, Consolidated Analytics reviewed the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph.

o
For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, Consolidated Analytics then determined whether the mortgage loan is a Safe Harbor QM or QM Rebuttable Presumption by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also included determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

o
For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, Consolidated Analytics then determines whether the mortgage loan complied with the ATR rule consideration and verification requirements, as defined within the applicable underwriting guidelines, and provided a due diligence designation of Non-QM indicating compliant, ATR risk indicating it may not be compliant, or ATR Fail, indicating it is non-compliant.

o
Consolidated Analytics reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation:

◾
Income / Assets - Recalculate borrower(s)’s monthly gross income, and validate funds required to close and required reserves, to Confirm that the borrower has current or reasonably expected income or assets (other than the value of the property that secures the Loan) that the borrower will rely on to repay the Loan.

i.	Review Loan documentation for required level of income and asset verifications.

◾	Employment - Review file documentation for required level of employment

◾	Monthly Mortgage Payment: Confirm that the correct program, qualifying rate, and terms were used to calculate projected monthly mortgage payment.

◾	Simultaneous Loans - Ensure that all concurrent Loans were included in the debt-to-income ratio (“DTI”) calculation, to properly assess the ability to repay.

◾
Mortgage-Related Obligations - Validate that the subject Loan monthly payment calculation includes principle, interest, taxes, and insurance (“PITI”), as well as other costs related to the property such as homeowners’ association (“HOA”) fees, private mortgage insurance (“PMI”), ground rental fees, etc.

◾	Debts / Obligations - Validate monthly recurring non-mortgage-related liabilities

◾
DTI / Residual Income - Validate debt-to-income ratio (DTI), or “residual income,” based upon all mortgage and non-mortgage obligations, calculated as a ratio of gross monthly income, based on documentation provided in the file.

◾	Credit History - Review credit report for credit history and required credit depth, including any / all inquiries, and determine a representative credit score from the credit report

General QM for any loans originated under the GQM Rule with application dates after 10/1/2022;

o	Pricing Thresholds:
◾	Pricing for First Lien Loans:

o	2.25% for a first-lien covered transaction with a loan amount greater than or equal to $110,260;
o	3.5% for a first-lien covered transaction with a loan amount greater than or equal to $66,156 but less than $110,260; and
o	6.5% for a first-lien covered transaction with a loan amount less than $66,156.

◾	Pricing for Manufactured Homes:
o	2.25% for a first-lien covered transaction secured by a manufactured home1 with a loan amount equal to or greater than $110,260; and
o	6.5% for a covered transaction secured by a manufactured home with a loan amount less than $110,260.

o	Consider Income and Assets:
◾	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
◾	The consumer’s debt obligations, alimony, child support; and
◾	The monthly DTI or residual income.

o	Verification of Income and Assets:

◾
Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

◾
The specific guidelines that the CFPB has designated for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High-Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High-Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
iv.	Confirm a full three (3) day rescission period was provided to the borrower

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Payment History Review

Consolidated Analytics compared 24-month payment histories, or life of loan payment histories for loans origination within the last 24-month look back period, to the 24-month payment histories provided by the Sponsor.  Following such review and any changes required to the Sponsor’s payment strings as determined by the Payment History Review, the Sponsor’s payment strings were used to prepare certain statistical information regarding the Mortgage Loans in this term sheet.

Valuation Review

 Consolidated Analytics performed a “Valuation Review,” which included the following:

a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance.  In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (420 loans in total):

Summary of Loan Reviewed Product Types:

Product Type	Product Count
Collateral Underwriter (CU Score) or Collateral R&W Eligible	197
BPO	139
AVM	99
Desk Review	51
Secondary Appraisal	6
Field Review	1

Consolidated Analytics either ordered the products on behalf of the client or had independent access to the valuation products ordered by the Client.

For loans seasoned less than 24 months, if a Secondary Valuation product fell outside of a -10% tolerance, had an AVM FSD score that exceeded allowable thresholds, or was inconclusive, then an additional valuation product was obtained. There were two (2) occurrences of this. In one instance, a BPO was obtained which supported value.

Fifty-eight (58) loans were originated with an Appraisal Waiver. In fifty-four instances, either an AVM and or BPO was obtained.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four hundred twenty (420) mortgage loans reviewed, four hundred one (401) unique mortgage loans (95.48% by loan count) had a total of eight hundred six (806) discrepancies across twenty-one (21) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Original_PITI_Payment	333	41.32%
Originator_DTI	313	38.83%
Qualifying Total Housing Expense PITIA	51	6.33%
Primary Appraisal Date	49	6.08%
Original_CLTV	9	1.12%
Original_Collateral_Value	8	0.99%
Original_LTV	8	0.99%
Qualifying CLTV	8	0.99%
Qualifying LTV	7	0.87%
UW_FICO_Utilized	5	0.62%
Original_PI_Payment	4	0.50%
Property_Zip	2	0.25%

Loan_Purpose	1	0.12%
Lock Date	1	0.12%
Maturity Date	1	0.12%
Note Date	1	0.12%
Original_Loan_Amount	1	0.12%
Qualifying FICO	1	0.12%
Qualifying Interest Rate	1	0.12%
Sales_Price	1	0.12%
Term	1	0.12%
Grand Total	806	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Review Population
Event Grade A	8	$2,915,139.00	1.90%
Event Grade B	23	$10,037,595.00	5.48%
Event Grade C	296	$106,042,775.00	70.48%
Event Grade D	93	$29,878,114.00	22.14%
Total Sample	420	$148,873,623.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Review Population
Event Grade A	65	15.48%
Event Grade B	9	2.14%
Event Grade C	274	65.24%
Event Grade D	72	17.14%

Total Sample	420	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Review Population
Event Grade A	281	66.90%
Event Grade B	120	28.57%
Event Grade C	17	4.05%
Event Grade D	2	0.48%
Total Sample	420	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Review Population
Event Grade A	313	74.52%
Event Grade B	57	13.57%
Event Grade C	29	6.90%
Event Grade D	21	5.00%
Total Sample	420	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	DTI Exceeds AUS Maximum Allowable	16
		No Credit Findings	16
		Borrower Employment Verification does not meet guidelines	14
		Borrower Liabilities Verification Indicator is Partial	12
		Borrower Income Verification does not match Approval	10
		Hazard Insurance Coverage is Not Sufficient.	8
		Asset Documents are Incomplete	7
		VA 26-1880 Request for Certificate of Eligibility Missing	7
		Insufficient cash to close.	6
		VA 26-0551 Debt Questionnaire Missing	6
		VA 26-0592 Counseling Checklist for Military Homebuyers Missing	6
		CLTV Exceeds the AUS Maximum Allowable	5
		FHA CAIVRS Authorization Missing Or Not Satisfactory	5
		VA 26-6393 Loan Analysis Missing	5
		VA 26-8937 Verification Of VA Benefits Missing	5
		AUS is Partial	4
		Borrower 1 3rd Party VOE Prior to Close Missing	4
		Fraud Report Missing	4
		Housing History Does Not Meet Guideline Requirements	4
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	4
		VA 26-1805 Request for Determination of Reasonable Value Missing	4
		VA DD-214 Certificate of Release or Discharge from Active Duty Missing	4
		VA Reserves or National Guard Certification Missing	4
		CoBorrower Income Verification does not match Approval	3
		Delinquent Credit History Does Not Meet Guideline Requirements	3
		FHA For Your Protection Disclosure missing	3
		Fraud Report Shows Uncleared Alerts	3
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	3
		LTV Exceeds AUS Maximum Allowable	3

Transmittal Summary is Partial	3
VA 26-0503 Federal Collection Policy Notice Missing	3
1-4 Family Rider is Missing	2
Audited DTI Exceeds AUS DTI	2
AUS Not Provided	2
Borrower 1 Photo Identification not provided	2
Borrower 2 3rd Party VOE Prior to Close Missing	2
Borrower Employment Verification Level is missing	2
Borrower Income Verification is less than 12 months	2
CoBorrower Employment Verification does not meet guidelines	2
FHA 92900-LT Underwriting Transmittal Summary Not Executed By Underwriter	2
FHA Appraisal Logging not in file	2
Flood Certificate is Partial	2
FSA-2236 USDA Loan Closing Report And Certification Missing	2
Fully Executed Purchase Contract is Missing	2
Missing Property Tax Cert	2
Missing VOM or VOR	2
Title Coverage is Less than Subject Lien	2
USDA HUD Counseling Disclosure Missing	2
Verification of Borrower Liabilities Missing or Incomplete	2
All Interested Parties Not Checked against Exclusionary Lists	1
Appraisal date is greater than 120 days from Origination date.	1
Approval/Underwriting Summary Not Provided	1
Audited CLTV Exceeds AUS CLTV	1
Audited HCLTV Exceeds AUS HCLTV	1
Audited LTV Exceeds AUS LTV	1
AUS is Missing	1
Borrower 1 Personal Tax Returns Missing	1
Borrower 1 Tax Returns Not Signed	1
Borrower 2 Deed of Trust Signature does not match Note	1

Borrower 2 Income Verification is less than 12 months	1
Borrower 2 IRS Transcripts Do Not Match Income Docs	1
Borrower 2 IRS Transcripts Missing	1
Borrower 2 W2/1099 Missing	1
Borrower 3 Deed of Trust Signature does not match Note	1
Borrower Credit Report Indicator is Partial	1
Borrower Credit Report is Missing	1
Borrower Four Employement Verification does not match Approval	1
Borrower has less than 2 FICO scores and does not meet minimum required to be scored.	1
Borrower Non-US Citizen Identification Document Missing	1
Borrower Three Employment Verification does not match Approval	1
Borrower Three Liabilities Verified Indicator is Partial	1
CoBorrower Employment Verification Level is Missing	1
CoBorrower Liabilities Verified Indicator is Partial	1
Collections, liens or judgments not paid at closing	1
Condo Approval Missing	1
DTI (Back) Ratio does not meet eligibility requirement(s)	1
FHA 92900-B Important Notice to Homebuyer Missing	1
FHA Amendatory Clause Not Executed By Sellers	1
FHA Assumption Notice Missing	1
FHA DE Statement of Appraised Value is missing.	1
FHA HUD Limited Denial Of Participation Search Missing	1
FHA Informed Consumer Choice Disclosure Missing	1
FHA Real Estate Certification Not Executed By Sellers	1
FICO is less than the AUS Minimum Required	1
Final Loan Application is Missing	1
Final Loan Application is Partial	1
Flood Certificate Partially Provided	1
Flood Insurance Policy is Partial	1
Hazard Insurance Indicator is Partial	1

	Income and Employment Do Not Meet Guidelines	1
	Income/Employment General	1
	Interested Party Contribution – Exceeds Guidelines	1
	Loan is QM/ATR Non-compliant	1
	Missing Letter of Explanation (Credit)	1
	Missing Letter of Explanation (Income)	1
	Missing Payment History	1
	Mortgage Insurance Cert Missing	1
	Mortgage Insurance Certificate is Missing	1
	Note Document Indicator is Partial	1
	Note Document Indicator is Unsigned	1
	Note is not executed by all borrowers	1
	Other Rider is Missing	1
	Qualifying DTI exceeds Guideline Maximum Allowable	1
	RD 1980-17 USDA Loan Note Guarantee Missing	1
	SCIF Form Missing	1
	The Final 1003 is Incomplete	1
	Transmittal Summary is Missing	1
	Underwriting CLTV exceeds Guideline Maximum Allowable	1
	Underwriting LTV exceeds Guideline Maximum Allowable	1
	VA 26-1820 Report and Certification of Loan Disbursement Not Executed By Lender	1
	VA Child Care Statement Missing	1
	Total Credit Grade (A) Exceptions:	282
B	Borrower has less than 2 FICO scores and does not meet minimum required to be scored.	3
	RD 1980-18 USDA Conditional Commitment Missing	2
	Audited DTI Exceeds AUS DTI	1
	Audited DTI Exceeds Guideline DTI	1
	Audited Loan Amount is greater than Guideline Maximum Loan Amount	1
	Audited Reserves are less than AUS Required Reserves (Dollar Amount)	1
	Loan Agreement Missing	1

	Missing income documentation	1
	Missing VVOE dated within 10 days consummation	1
	Purchase Contract is Incomplete	1
	Verification of Borrower Liabilities Missing or Incomplete	1
	Total Credit Grade (B) Exceptions:	14
C	No Credit Findings (S&D Defect Validation)	164
	DTI Exceeds AUS Maximum Allowable	80
	Borrower Income Verification does not match Approval	36
	Borrower Employment Verification does not meet guidelines	16
	Insufficient cash to close.	11
	Asset Documents are Incomplete	9
	Audited DTI Exceeds AUS DTI	9
	CLTV Exceeds the AUS Maximum Allowable	9
	LTV Exceeds AUS Maximum Allowable	7
	Housing history does not meet guidelines	5
	Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	5
	Appraisal date is greater than 120 days from Origination date.	4
	CoBorrower Employment Verification does not meet guidelines	4
	Borrower residency documentation not provided or issue with documentation	3
	CoBorrower Income Verification does not match Approval	3
	Delinquent Credit History Does Not Meet Guideline Requirements	3
	Housing History Does Not Meet Guideline Requirements	3
	Interested Party Contribution – Exceeds Guidelines	3
	Profit and Loss Does Not Meet Guidelines	3
	Property Title Issue	3
	Income and Employment Do Not Meet Guidelines	2
	Occupancy Status	2
	Potential Occupancy/Current Address Issues identified in the file	2
	Product Type does not meet eligibility requirement(s)	2
	Asset 1 Expired	1

	Asset General	1
	Asset Qualification Does Not Meet Guideline Requirements	1
	Audited DTI Exceeds Guideline DTI	1
	Audited Reserves are less than AUS Required Reserves (Number of Months)	1
	Balance Sheet Does Not Meet Guidelines	1
	Borrower Income Verification is less than 12 months	1
	Borrower Three Income Verification does not match Approval	1
	Borrower Transcripts are missing	1
	Cash Out Does Not Meet Guideline Requirements	1
	Condominium Project is Non-Warrantable	1
	Employment Gaps in Employment Without Sufficient Explanation	1
	FHA Addendum to URLA (92900) is missing.	1
	FICO is less than the AUS Minimum Required	1
	Flood Certificate is Partial	1
	Guideline Violation: Property is not Owner Occupied	1
	Loan does not conform to program guidelines	1
	Manual Underwrite is Missing	1
	No evidence of required debt payoff	1
	Percentage of Downpayment from Borrower Own Funds is Zero	1
	Title Policy is Missing	1
	Title Policy is Partial	1
	Verified Liquid Assets Insufficient For Closing	1
	Total Credit Grade (C) Exceptions:	411
D	AUS is Partial	25
	AUS Partially Provided	3
	Borrower Liabilities Verification Indicator is Partial	20
	CoBorrower Liabilities Verified Indicator is Partial	2
	Final Loan Application is Missing	1
	Fraud Report is Only Partially Available	1
	Fraud Report Missing	1

		Fully Executed Purchase Contract is Partial	1
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	1
		Mortgage Insurance Cert Missing	1
		Mortgage Insurance Certification is Partial	3
		Note Document Indicator is Partial	4
		RD 1980-17 USDA Loan Note Guarantee Missing	1
		RD 1980-18 USDA Conditional Commitment Missing	3
		SCIF Document Missing	1
		The Final 1003 is Incomplete	1
		Transmittal Summary is Missing	1
		Transmittal Summary is Partial	14
		Total Credit Grade (D) Exceptions:	87
Compliance	A	Affiliated Business Disclosure is Missing	6
		Charges That Cannot Increase Test	10
		Charges That In Total Cannot Increase More Than 10% Test	7
		Consummation or Reimbursement Date Validation Test	2
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	1
		High-Cost Mortgage Financing of Points and Fees Test	1
		High-Cost Mortgage Late Fee Test	1
		High-Cost Mortgage Points and Fees Threshold Test	1
		High-Cost Mortgage Pre-Loan Counseling Date Test	1
		High-Cost Mortgage Timing of Disclosure Test	1
		Higher-Priced Mortgage Loan	1
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
		Higher-Priced Mortgage Loan Full Appraisal Not Provided (12 CFR 1026.35(c)(3))	1
		Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Was Not Provided Within 3 Days (12 CFR 1026.35(c)(5))	1
		Higher-Priced Mortgage Loan Test	3
		Home loan Toolkit is Missing	3
		IL Chicago Predatory Loan DTI Presumption Test	1

	IL Chicago Threshold Loan Points and Fees Test	1
	IL Cook County Predatory Loan DTI Presumption Test	1
	IL Cook County Threshold Loan Points and Fees Test	1
	Informed Consumer Choice Notice was not provided within 3 days of loan application	1
	Initial Closing Disclosure Delivery Date Test	6
	Initial Escrow Account Disclosure is Missing	1
	Initial Escrow Account Disclosure is Partial	1
	Intent to Proceed is Missing	10
	Lender Credits That Cannot Decrease Test	3
	No Compliance Findings	57
	O.C.G.A. § 7-6a-2(12)(G)(ii) - Attorney Preference Right to Choose Attorney disclosure was not provided	1
	Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	1
	Qualified Mortgage Lending Policy Points and Fees Test	4
	Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	1
	Qualified Mortgage Safe Harbor Threshold	1
	Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	1
	Reimbursement Amount Test	1
	Reimbursement Amount Validation Test	2
	RESPA Homeownership Counseling Organizations Disclosure Date Test	1
	Security Instrument Indicator is Partial	1
	TRID Post-Consummation Event Validation Test	1
	VA Certificate of Eligibility is Missing	3
	Total Compliance Grade (A) Exceptions:	142
B	Affiliated Business Disclosure is Missing	26
	ARM Disclosure is Missing	1
	Charges That Cannot Increase Test	47
	Charges That In Total Cannot Increase More Than 10% Test	23
	CHARM Booklet is Missing	3
	eSigned Documents Consent is Missing	2

	Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	6
	Evidence of Rate Lock Not Provided	1
	Higher-Priced Mortgage Loan	19
	Home loan Toolkit is Missing	1
	HUD Settlement Statement is Missing	1
	Initial Closing Disclosure Delivery Date Test	2
	Initial Loan Estimate Delivery Date Test (from application)	2
	Intent to Proceed is Missing	1
	IRRRL Net Tangible Benefit Loan Seasoning Test	3
	Lender Credits That Cannot Decrease Test	17
	Loan Origination Fee Test	1
	Missing Required Affiliated Business Disclosure	2
	Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	4
	Reimbursement Date Test	1
	RESPA Homeownership Counseling Organizations Disclosure Date Test	2
	TILA Finance Charge Test	1
	TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
	TILA Right of Rescission Test	1
	Total Compliance Grade (B) Exceptions:	168
C	Charges That Cannot Increase Test	4
	Charges That In Total Cannot Increase More Than 10% Test	4
	Informed Consumer Choice Notice was not provided within 3 days of loan application	1
	Initial Loan Estimate Delivery Date Test (from application)	5
	IRRRL Net Tangible Benefit Loan Seasoning Test	3
	Originator NMLS is Not Active	1
	Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	3
	The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	1
	The file does not contain any copies of the Closing Disclosure(s). Unable to test for TRID tolerance.	1

		The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	1
		VA Certificate of Eligibility is Missing	1
		Total Compliance Grade (C) Exceptions:	25
	D	Security Instrument Indicator is Partial	2
		Total Compliance Grade (D) Exceptions:	2
Property	A	Appraisal is Missing	1
		Appraiser's License was Inactive at time of origination	1
		Escrow Holdback Listed on Closing Statement	1
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	1
		FEMA Post Disaster Inspection Report not Provided	1
		HOA Questionnaire is Missing	1
		Is Completion Certificate in file is No	4
		No Property Findings	40
		Origination Appraisal is Missing	2
		Origination Appraisal is Partial	8
		Post FEMA Disaster Property Inspection Shows Property Damage	3
		Property Inspection Waiver Used at Origination	2
		Property Issue(s) are Present	1
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	35
		The appraiser was not licensed (Primary Value)	2
		Third party AVM Confidence Score is less than 90%	25
		Third Party AVM to appraised value exceeds 10% allowable variance	21
		Third Party Desk Review variance to appraised value exceeds 10%	1
		Third Party Valuation Product not Provided	238
		Third Party Valuation Product Not Provided within 10% Tolerance	24
		Title Issues Present	1
		VA Notice of Fair Value Missing	5
		Was lowest appraised value used to qualify is No	1
		Total Property Grade (A) Exceptions:	419
	B	Condo Approval Missing	3

		HOA Questionnaire is Incomplete	1
		Property Inspection Waiver Used at Origination	56
		Reasonable Comps Indicator is No	1
		Total Property Grade (B) Exceptions:	61
	C	Appraisal guideline violation	1
		Appraisal is Expired	1
		Are all required Addendum and Exhibits in file is Incomplete	1
		Are all required Addendum and Exhibits included is No	1
		Condo project is ineligible	3
		No Property Findings	3
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	3
		Property/Appraisal General	3
		Reasonable Comps Indicator is No	2
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		The appraisal was completed "Subject To" and the Completion Certificate in file is incomplete.	1
		The appraiser was not licensed (Primary Value)	1
		Third Party Valuation Product not Provided	2
		Third Party Valuation Product Not Provided within 10% Tolerance	8
		Title Issues Present	1
		Was lowest appraised value used to qualify is No	1
		Total Property Grade (C) Exceptions:	33
	D	HOA Questionnaire is Missing	1
		Origination Appraisal is Partial	19
		Third party AVM Confidence Score is less than 90%	1
		Total Property Grade (D) Exceptions:	21
Servicing	A	Modification was not signed and dated by all borrowers	1
		Total Servicing Grade (A) Exceptions:	1

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. Employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the guidelines published.  Employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
Nonmaterial exceptions identified but do not impact the enforceability of the mortgage loan or statute of limitations has expired on the loan. Remedy to cure or reasonably good faith effort to re-disclose was made to conform to applicable laws and regulations. All cures are fully documented by copies of the originator refund letter to the borrower, referencing the violation, canceled check, and proof of delivery.

C
The loan violates one material law or regulation. A benefit to the borrower cannot be determined. Required material disclosures are absent from the loan file, or the legal documents do not accurately reflect the loan terms agreed upon. All required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A
Secondary value is supported within 10% of the original appraisal value. AVM used as a secondary valuation product has a value within 10% of the original appraised value and an FSD score less than or equal to .15. The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed, and the appraisal form is compliant with Uniform Standards of Professional Appraisal Practices (USPAP), Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) and satisfies applicable legal and regulatory requirements.

B
Additional secondary valuation products were obtained to support the original appraised value within 10%.  The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was

Valuation Event Grades
performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C
The value cannot be supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition, or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed, or the appraisal was not performed using USPAP and FIRREA compliant appraisal forms.

D
The appraisal is missing from the loan file or there was not sufficient valuation documentation to perform a review. AVM was used as a secondary value with a FSD > 0.15, or an AVM performed by a non-Fitch-reviewed vendor.